                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 26, 1999

                                 Synopsys, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                                                   56-1546236
----------------------------                                 -------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


         700 East Middlefield Road, Mountain View, California 94043-4033
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (650) 962-5000


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. Other Events

        On October 26, 1999, the Company issued a press release announcing its financial results for the quarter and fiscal year ended October 2, 1999. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

                (c) Exhibits.

                    Exhibit No.             Description
                    -----------             -----------
                    99.1                    Press release of the Company, dated
                                            October 26, 1999, relating to the
                                            financial results for the quarter
                                            and fiscal year ended October 2,
                                            1999.


                                      -2-
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SYNOPSYS, INC.

Dated: October 28, 1999                     By: /S/ STEVEN K. SHEVICK
                                               --------------------------------
                                               Steven K. Shevick
                                               Corporate Secretary

                               INDEX TO EXHIBITS

                    Exhibit No.             Description
                    -----------             -----------
                    99.1                    Press release of the Company, dated
                                            October 26, 1999, relating to the
                                            financial results for the quarter
                                            and fiscal year ended October 2,
                                            1999.